SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2008

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      814-00063               13-2949462
           --------                      ---------               ----------
(State or Other Jurisdiction of        (Commission             (IRS Employer
        Incorporation)                 File Number)         Identification No.)


                              No. 859, Pan Xu Road
                     Suzhou, Jiangsu Province, China, 215000
                     ---------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                               (86) 512 6855 0568
                               ------------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Agreement and Plan of Merger
     ----------------------------

     On November 2, 2008, China Biopharmaceuticals Holdings, Inc., a Delaware corporation ("CBH"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with NeoStem, Inc., a Delaware corporation ("NeoStem"), China Biopharmaceuticals Corp., a British Virgin Islands corporation and wholly-owned subsidiary of CBH ("CBC"), and CBH Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of NeoStem ("Merger Sub"). The Merger Agreement contemplates the merger of CBH with and into Merger Sub, with Merger Sub as the surviving entity (the "Merger"); provided, that prior to the consummation of the Merger, CBH will spin off all of its shares of capital stock of CBC to CBH's stockholders in a liquidating distribution so that the only material assets of CBH following such spin-off will be CBH's 51% ownership interest in Suzhou Erye Pharmaceuticals Company Ltd. ("Erye"), a Sino-foreign joint venture with limited liability organized under the laws of the People's Republic of China (the "PRC"), plus net cash which shall not be less than $550,000. Erye specializes in research and development, production and sales of pharmaceutical products, as well as chemicals used in pharmaceutical products. Erye, which has been in business for more than 50 years, currently manufactures over 100 drugs on seven Good Manufacturing Practices (GMP) lines, including small molecule drugs.

     Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, all of the shares of common stock, par value $.01 per share, of CBH ("CBH Common Stock"), issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive, in the aggregate, 7,500,000 shares of common stock, par value $.001 per share, of NeoStem (the "NeoStem Common Stock") (of which 150,000 shares will be held in escrow pursuant to the terms of an escrow agreement to be entered into between CBH and NeoStem). Subject to the cancellation of outstanding warrants to purchase shares of CBH Common Stock held by RimAsia Capital Partners, L.P. ("RimAsia"), a current holder of approximately 14% of the outstanding shares of NeoStem Common Stock and the sole holder of shares of Series B Convertible Preferred Stock, par value $0.01 per share, of CBH (the "CBH Series B Preferred Stock"), all of the shares of CBH Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into (i) 5,383,009 shares of NeoStem Common Stock, (ii) 6,977,512 shares of Series C Convertible Preferred Stock, without par value, of NeoStem, each with a liquidation preference of $1.125 per share and convertible into shares of NeoStem Common Stock at a conversion price of $.90 per share, and (iii) warrants to purchase 2,400,000 shares of NeoStem Common Stock at an exercise price of $0.80 per share.

     At the Effective Time, in exchange for cancellation of all of the outstanding shares of CBH Series A Convertible Preferred Stock, par value $.01 per share, of CBH (the "CBH Series A Preferred Stock") held by Stephen Globus, a director of CBH, and/or related persons, NeoStem will issue to Mr. Globus and/or related persons an aggregate of 50,000 shares of NeoStem Common Stock. NeoStem also will issue 60,000 shares of NeoStem Common Stock to Mr. Globus and 40,000 shares of NeoStem Common Stock to Chris Peng Mao, the Chief Executive Officer of CBH, in exchange for the cancellation and the satisfaction in full of indebtedness in the aggregate principal amount of $90,000, plus any and all accrued but unpaid interest thereon, and other obligations of CBH to Globus and Mao. NeoStem will bear 50% of up to $450,000 of CBH's expenses post-merger, and satisfaction of the liabilities of Messrs. Globus and Mao will count toward that obligation. NeoStem also will issue 200,000 shares to CBC to be held in escrow, payable if NeoStem successfully consummates its previously announced acquisition of control of Shandong New Medicine Research Institute of Integrated Traditional and Western Medicine Limited Liability Company.

     Also at the Effective Time, subject to acceptance by the holders of all of the outstanding warrants to purchase shares of CBH Common Stock (other than warrants held by RimAsia), such warrants shall be canceled and the holders thereof shall receive warrants to purchase up to an aggregate of up to 2,012,097 shares of NeoStem Common Stock at an exercise price of $2.50 per share.

     Upon consummation of the transactions contemplated by the Merger, Merger Sub will own 51% of the ownership interests in Erye, and Suzhou Erye Economy and Trading Co. Ltd., a company incorporated in the PRC ("EET"), will own the remaining 49% ownership interest. In connection with the execution of the Merger Agreement, NeoStem, Merger Sub and EET have negotiated a revised joint venture agreement (the "Joint Venture Agreement"), which, subject to finalization and approval by the requisite PRC governmental authorities, will become effective and will govern the rights and obligations with respect to their respective ownership interests in Erye. Pursuant to the terms and conditions of the Joint Venture Agreement, dividend distributions to EET and Merger Sub will be made in proportion to their respective ownership interests in Erye; provided, however, that for the three-year period commencing on the first day of the first fiscal quarter after the Joint Venture Agreement becomes effective, (i) 49% of undistributed profits (after tax) will be distributed to EET and lent back to Erye by EET for use by Erye in connection with the construction of a new plant for Erye; (ii) 45% of the net profit (after tax) will be provided to Erye as part of the new plant construction fund, which will be characterized as paid-in capital for Merger Sub's 51% interest in Erye; and (iii) 6% of the net profit will be distributed to Merger Sub directly for NeoStem's operating expenses. In the event of the sale of all of the assets of Erye or liquidation of Erye, Merger Sub will be entitled to receive the return of such additional paid-in capital before distribution of Eyre's assets is made based upon the ownership percentages of NeoStem and EET, and upon an initial public offering of Erye which raises at least 50,000,000 RMB (or approximately U.S. $____), Merger Sub will be entitled to receive the return of such additional paid-in capital. CBC will receive $300,000 from the settlement proceeds from the settlement of the litigation in Hong Kong and Canada by RACP Pharmaceutical Holdings Limited, a wholly-owned subsidiary of CBC, against Li Xiaobo and certain other defendants in connection with the acquisition of shares of Enshi International (Holdings) Pte Ltd (the "LXB Litigation") and use it as working capital.

     Pursuant to the Merger Agreement, NeoStem has agreed to use its reasonable best efforts to cause the members of NeoStem's Board of Directors to consist of the following five members promptly following the Effective Time: Robin L. Smith, a current director and Chief Executive Officer of NeoStem; Madam Zhang Jian, the Chairman and Chief Financial Officer of CBH, the General Manager of Erye and an approximately 10% shareholder of EET; and Richard Berman, Steven S. Myers and Joseph Zuckerman, each a director of NeoStem (the latter three to be independent directors, as defined under the American Stock Exchange listing standards). Within four months following the Effective Time, NeoStem's Board of Directors will, in accordance with NeoStem's bylaws, as amended, cause the number of members constituting the Board of Directors of NeoStem to be increased from five to seven and to fill the two vacancies created thereby with a designee of RimAsia, who will initially be Eric Wei, and with an independent director (as defined under the American Stock Exchange listing standards) to be selected by a nominating committee of the Board of Directors of NeoStem.

     In connection with the Merger, CBH intends to file with the Securities and Exchange Commission (the "SEC") a combined registration statement and proxy statement on Form S-4 (including any amendments, supplements and exhibits thereto, the "Proxy Statement/Registration Statement") with respect to, among other things, the shares of NeoStem Common Stock to be issued in the Merger and the shares of common stock, par value $1.00 per share, of CBC ("CBC Common Stock") to be issued pursuant to the spin-off. The Merger has been approved by the CBH's Board of Directors. The Merger and the transactions contemplated by the Merger Agreement are subject to approval by the stockholders of CBH.

     In connection with execution of the Merger Agreement, each of the officers and directors of CBH, RimAsia, Erye and EET have entered into a lock-up and voting agreement, pursuant to which they have agreed to vote their shares of CBH Common Stock in favor of the Merger and to the other transactions contemplated by the Merger Agreement and are prohibited from selling their CBH Common Stock and/or NeoStem Common Stock from November 2, 2008 through the expiration of the six-month period immediately following the consummation of the transactions contemplated by the Merger Agreement (the "Lock-Up Period"). Similarly, the officers and directors of NeoStem have entered into a lock-up and voting agreement, pursuant to which they have agreed to vote their shares of NeoStem Common Stock in favor of the Issuance and are prohibited from selling their NeoStem Common Stock during the Lock-Up Period.

     The transactions contemplated by the Merger Agreement are subject to the authorization for listing on the American Stock Exchange (or any other stock exchange on which shares of NeoStem Common Stock are listed) of the shares to be issued in connection with the Merger, shareholder approval, approval of NeoStem's acquisition of 51% ownership interest in Erye by relevant PRC governmental authorities, receipt of a fairness opinion and other customary closing conditions set forth in the Merger Agreement. The Merger currently is expected to be consummated in the first quarter of 2009.

     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. On November 3, 2008, NeoStem issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     Additional Information about the Merger and Where to Find It
     ------------------------------------------------------------

     CBH intends to file a combined Proxy Statement/Registration Statement on Form S-4 with respect to, among other things, the shares of NeoStem Common Stock to be issued in the Merger and the shares of CBC Common Stock to be issued pursuant to the spin-off. Investors and security holders are advised to read the Proxy Statement/Registration Statement when it becomes available because it contains important information about CBH, NeoStem, the proposed Merger and other related matters. The Proxy Statement/Registration Statement will be sent to stockholders of CBH seeking their approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov. Since such documents are not currently available, CBH's stockholders will receive information at an appropriate time as to how to obtain transaction-related documents free of charge from CBH.

     Safe Harbor for Forward-Looking Statements

     This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," "expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, costs related to the merger; failure of NeoStem's or CBH's stockholders to approve the Merger; NeoStem's or CBH's inability to satisfy the conditions of the Merger; NeoStem's inability to maintain its American Stock Exchange listing; the inability to integrate NeoStem's and CBH's businesses successfully; the need for outside financing to meet capital requirements; failure to have an effective Joint Venture Agreement satisfactory to the parties and regulatory authorities and other events and factors disclosed previously and from time to time in CBH's filings with the SEC, including CBH's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on April 15, 2008, and the Proxy Statement/Registration Statement. CBH does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger. The directors and executive officers of each of CBH and NeoStem may be deemed to be participants in the solicitation of proxies from the holders of CBH Common Stock and NeoStem Common stock in respect of the proposed transaction. Information about the directors and executive officers of CBH is set forth in the CBH's Form 10-K. Investors may obtain additional information regarding the interest of CBH and its directors and executive officers, and NeoStem and its directors and executive officers in connection with the proposed Merger by reading the Proxy Statement/Registration Statement when it becomes available.

Item 8.01. Other Events.

     The registrant has been informed by RimAsia that their legal actions against the selling shareholders of Shenyang Enshi Pharmaceuticals Co Ltd have recently been settled with the defendants agreeing to refund a significant portion of the purchase money after prolonged and expensive proceedings with substantial legal costs by legal counsel engaged by RimAsia. The net cash benefit from the settlement to the registrant is negligible.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit 2.1 -      Agreement and Plan of Merger, dated as of
                        November 2, 2008 by and among NeoStem, CBH,
                        CBC and Merger Sub.*

     Exhibit 99.1 -     Press release, dated November 3, 2008.

____________

* The schedules to this agreement have been omitted from this filing pursuant to
Item 601(b)(2) of Regulation S-K. CBH will furnish copies of any schedules to the Securities and Exchange Commission upon request.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      China Biopharmaceuticals Holdings, Inc.


                                      By:     /s/ Chris Peng Mao
                                              ------------------
                                      Name:   Chris Peng Mao
                                      Title:  Chief Executive Officer


Date:    November 6, 2008